UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 11, 2016, Sucampo Pharmaceuticals, Inc. (“Company”) will make a corporate update presentation at one-on-one meetings with analysts and investors in New York at the 2016 Leerink Global Healthcare Conference. All meetings will include written communication comprised of slides. The slides from the presentation are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the presentation furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Presentation titled “Sucampo Pharmaceuticals, Inc. Corporate Update” dated February 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

	By:	/s/ Andrew P. Smith
Date: February 11, 2016		Name: Andrew P. Smith
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Presentation titled “Sucampo Pharmaceuticals, Inc. Corporate Update” dated February 11, 2016.